Exhibit 99.2

Advent Software, Inc. Third Quarter, 2007 Earnings Highlights October 24, 2007 Advent Investor Relations Contact: InvestorRelations@advent.com

Forward-Looking Statements The forward looking statements included in this presentation, which reflect management's best judgment based on factors currently known, involve risks and uncertainties, and our actual results may differ materially from those discussed here. These risks and uncertainties include potential fluctuations in results and future growth rates, the successful development and market acceptance of new products and product enhancements, continued uncertainties and fluctuations in the financial markets, and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2006 annual report on Form 10-K/A. The company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Financial Highlights for Q3 2007 Operating Results Revenue at $55.5M, 21% growth year over year (YoY) Term License, Maintenance & Other Recurring 77% of Total Revenue Income from Operations (GAAP) $5.8M or 10% of revenue Includes $3.2M Stock Compensation and $0.8M Amortization These items represent 7% of Revenue Net Income (GAAP) $3.3M; Diluted EPS $0.12 Term Bookings $18.3M, up 73% YoY Operating Cash Flow $12.4M, up 20% YoY Balance Sheet Deferred Revenue $99.8M, up $4.1M from Q207 Cash & equivalents of $42.8M Repaid $5M of $25M balance on line of credit, leaving $20M

Highlights for Q3 2007 Launched APX 2.0 and Geneva 7.0 Contract counts: 14 Geneva 26 APX contracts, including migrations 94% perpetual maintenance renewal rate (based on cash collections; reported one quarter in arrears) 77% of total revenues coming from recurring sources Investment to support growth, added 19 full-time positions during the quarter, 6 in product development and 8 in professional services

Quarterly Revenue Trend ($M) Consistent revenue growth from large, diverse client base with high retention rate and transitioning to term model “G” represents Guidance provided 10/24/07 $44 $44 $46 $50 $48 $52 $56 $56 - $59M $0 $10 $20 $30 $40 $50 $60 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Q3'07 Q4'07G

Transition to Term Licensing ($M) Quarterly Term Contract Bookings Quarterly Term Revenue Average term (yrs): 3.7 2.8 4.7 2.9 3.3 2.7 2.5 3.1 2.9 3.2 3.4 3.0 3.6 $4.5 $1.4 $6.4 $4.0 $4.9 $7.5 $7.9 $12.9 $10.6 $17.5 $9.8 $17.0 $18.3 -$3 $2 $7 $12 $17 $22 Q3'04 Q1'05 Q3'05 Q1'06 Q3'06 Q1'07 Q3'07 $1.1 $1.5 $1.8 $2.1 $2.5 $3.9 $6.1 $6.5 $7.0 $10.1 $10.2 $0 $5 $10 $15 Q3'04 Q1'05 Q3'05 Q1'06 Q3'06 Q1'07 Q3'07

Revenue Performance ($M) In Q3’07 11% of total revenue coming from Europe, 10% from MicroEdge, consistent with prior quarters In Q3’07 $1.5M of Perpetual license fees from assets under administration (AUA) Q3’06 Q3’07 Growth Term Fees $6.1 $10.2 67% Perpetual Maintenance $20.4 $21.5 6% Other Recurring $9.6 $11.4 18% Term License, Maintenance & Other Recurring $36.1 $43.0 19% Perpetual License Fees $5.1 $6.1 20% Professional Services & Other $4.7 $6.4 36% Total Revenue $45.9 $55.5 21%

Deferred Revenue & Operating Cash Flow $M $M $74 $73 $85 $91 $96 $100 $50 $60 $70 $80 $90 $100 $110 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Q3'07 Total Deferred Revenue Balance at Qtr. End $12.1 $10.4 $15.2 $13.8 $12.0 $12.4 $0 $5 $10 $15 $20 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Q3'07 Operating Cash Flow

P&L Highlights ($M) Q3’06 Q3’07 Growth Total Revenue $45.9 $55.5 21% Gross Profit $30.6 $37.6 23% Gross Margin % 67% 68% 1 pt Income from Operations (GAAP) $0.3 $5.8 1669% Operating Margin (GAAP) 1% 10% 9 pts Included in above: $3.4 $3.2 (7%) $1.3 $0.8 (38%) Subtotal $4.7 $4.0 (15%) Percentage of Revenue 10% 7% n/a Amortization Stock Compensation Expense

Term License Revenue & Expense Deferral ($M) Revenue deferral is required because no revenue can be recognized until implementation services sold with term licenses are substantially complete. Implementation services and direct incremental expenses (labor, travel expenses and sales commissions) are deferred and spread over the life of a term contract, typically 3 years. FY05 Q1'06 Q2'06 Q3'06 Q4'06 FY06 Q1’07 Q2’07 Q3’07 FY07 YTD Term ($0.1) ($0.5) ($0.8) ($0.5) ($0.7) ($2.5) ($1.2) $0.8 ($0.8) ($1.3) Professional Services ($1.0) ($1.4) ($1.9) ($0.9) ($1.5) ($5.7) ($2.1) ($2.1) ($2.2) ($6.4) Total Revenue ($1.1) ($1.8) ($2.7) ($1.4) ($2.2) ($8.2) ($3.3) ($1.4) ($3.0) ($7.7) Cost of Services $0.4 $0.5 $0.8 $0.4 $0.6 $2.3 $0.8 $0.9 $0.9 $2.7 Gross Margin Impact ($0.7) ($1.3) ($1.9) ($1.0) ($1.6) ($5.9) ($2.5) ($0.5) ($2.2) ($5.0) Gross Margin Impact (points) (0%) (3%) (4%) (2%) (3%) (3%) (5%) (1%) (4%) (3%) Sales & Marketing $0.0 $0.0 $0.1 $0.0 $0.1 $0.2 $0.1 $0.0 $0.1 $0.2 Income from Operations Impact ($0.7) ($1.3) ($1.9) ($1.0) ($1.5) ($5.7) ($2.4) ($0.5) ($2.1) ($4.9) Operating Margin Impact (points) (0%) (3%) (4%) (2%) (3%) (3%) (5%) (1%) (4%) (3%)

2007 Guidance ($M) $54-$57 $16-$19 Cash Flow from Operations $17.0 $4.5 $199-$200 $52-$53 Total Expense (including Amortization & Stock Compensation Expense) $212-$215 $56-$59 Revenue Q4’07 FY07 Amortization & Stock Compensation